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                                  EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS



                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement No. 333-77303 of Heritage Bancorp, Inc. on Form S-8 of our report dated November 5, 1999 appearing in this Annual Report on Form 10-K of Heritage Bancorp, Inc. for the year ended September 30, 1999.


DELOITTE & TOUCHE LLP

Greenville, South Carolina
December 28, 1999